Exhibit 99.1

May 2022 MarpaiHealth.com Company Presentation (NASDAQ: MRAI)

| 2 Forward Looking Statements This presentation and the statements of representatives and partners of Marpai, Inc . (the “Company”) related thereto contain or may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other U . S . Federal securities laws, as amended . Statements that are not statements of historical fact may be deemed to be forward - looking statements . For example, the Company is using forward - looking statements in this presentation when it discusses the benefits to be derived from the Company’s products, the preliminary guidance for the Company’s estimated revenues for the second quarter of 2022 and the Company’s trends, market penetration and growth in the future . Without limiting the generality of the foregoing, words such as "plan," "project," "potential," "seek," "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate" or "continue" are intended to identify forward - looking statements . Forward - looking statements are based on management’s current expectations, estimates, projections, and assumptions about future events, and are subject to several factors and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements . These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions about the Company, which are difficult to predict, including projections of the Company’s future financial results, its anticipated growth strategies, and anticipated trends in its business and in the market generally . Readers are cautioned not to place undue reliance on these forward - looking statements, which reflect the Company’s current expectations and speak only as of the date of this presentation . Actual results may differ materially from the Company’s current expectations depending upon a number of factors . These factors include, among others, adverse changes in general economic and market conditions, competitive factors including but not limited to pricing pressures and new product introductions, uncertainty of customer acceptance of new product offerings and market changes, risks associated with managing the growth of the business . Additional factors that could cause or contribute to differences between the Company's actual results and forward - looking statements include, but are not limited to, those risks discussed in the Company's filings with the U . S . Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks detailed in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 , and any subsequent filings with the SEC . Readers are cautioned that actual results (including, without limitation, the timing for and results of the Company's plans as described herein) may differ significantly from those set forth in the forward - looking statements . The Company undertakes no obligation to publicly update any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law .

3 We use advanced AI, predictive analytics and SMART automation with the goal to reduce costs for employers while increasing health outcomes for their employees in the expanding health plan market. BUILDING THE HEALTH PLAN OF THE FUTURE HEALTH COSTS

4 Skyrocketing costs reduce plan affordability and quality EMPLOYER HEALTH PLANS COVER 165 MILLION AMERICANS Total addressable market for TPA fees from self - insured employers 3 $22B 64% % of employers offering self - insured health plans which requires a TPA – Third Party Administrator 2 $1T Spending by self - insured health plans is one - third of total healthcare in America 1 Sources: 1 McLellan Consulting Services 2 Kaiser Family Foundation 2020 report, NAICS 3 Company analysis based on estimated $44 PEPM x 39M employee lives (McLellan Consulting Services)

5 Claims Processing 1B claims annually CAPTIVE Insurance $60Bsector WE ARE MAKING THE COMPANY HEALTH PLAN BETTER • Eliminating costly errors and inefficiencies in claims • Predicting and helping prevent costly claims • Elevating care quality for members • Empowering healthier member behavior

FutureSight Advantage Predict and prevent costly claims, mitigate developing conditions TopCare Providers Guide members to high quality, fair cost providers Filling Gaps in Care Nudge members on annual exams, screenings, vaccinations SMART Claims Processing Reduce costly inefficiencies, errors, fraud, waste, abuse SMART App Makes good health easy with just a click EXCLUSIVE AI - DRIVEN PRODUCTS Driving Member Health Up & Health Plans Costs Down 6

TECH BRINGS REVOLUTIONIZING ALTERNATIVE Old World Payers: Established BUCA’s (Blue Cross Blue Shield, UnitedHealth, Cigna, Aetna) Pay A Lot $$$ No Transparency No Control Full Insured Self Insured Third Party Administrator Pay Less $$ More Risk Low Tech, Cumbersome New World Payers: Tech - First Lower Costs Automate & Simplify Processes Drive Healthier/Less Costly Behavior Taking business from traditional BUCA’s & TPA’s TECH - FIRST PAYERS 7

CASE STUDY: SAVINGS OF SELF - INSURED VS. FULLY INSURED PLANS | 8 American businesses are rapidly adopting self - insured plans for their flexibility and savings Renewed with Marpai 2x already • In November 2018, the Client with 282 employees moved to Marpai • Client has 35+ years operating history and wanted flexibility and savings Washington D.C. - based Print Shop Note: 1 $769 PEPM was United Healthcare’s renewal rate offer in for plan year 2018 to 2019; $524 PEPM was the client’s total cost o f h ealthcare in year 1 with Marpai $769 $524 32% SAVINGS Per Employee Per Month (PEPM) by changing to Marpai’s self - insured plan 1

9 INVESTMENT OPPORTUNITY High Margin Tech - driven cost reduction High Revenue Growth Superior product offering Organic + Acquisitions Highly Differentiated Predict, Prevent and Protect PROPRIETARY ALGORITHMS TECH PLATFORM INNOVATIVE BRAND LOYAL CUSTOMERS MOAT Goal: reduce cost to 1/3 of industry Higher AI - enabled quality care

FINANCIALS AND KEY STATS



Summary Financials

- 3/31/2022 Cash Balance: $14.1 million[1]
- Q1 2022 Revenue: $6.2 million



Revenue by Quarter
$8.0
$6.0
$4.0
$2.0
$0.0
$3.5 2
$4.8
$5.9
$6.2
$5.5
$5.2
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Guidance
(as of May 11, 2022)5

Key Statistics

- Employee Lives: 21k[3]
- Processed over 449k claims[4]
  - Filed Claims: $550 million
  - Paid Claims: $183 million
  - Claims Savings: $367 million

Notes:
1 Marpai's IPO with the exercise of the underwriters' over-allotment option was completed on October 29, 2021; total gross proceeds were $28.75 million
2 Acquisition of Continental Benefits on April 1, 2021
3 Data as of March 31, 2022
4 Data as of December 31, 2021
5 The Company is providing its revenue estimates in this presentation, rather than specific amounts, primarily because the financial closing process and review are not yet complete and, as a result, the Company's final results upon completion of its closing process and review may vary from these preliminary estimates. The Company released its financial statements for the quarter ended March 31, 2022 on May 11, 2022.

MARPAI 10

DRIVERS OF GROWTH Our platform – including technology, process and people – enables organic growth and a roll - up strategy Organic Drivers • New and better products, powered by AI • More value - added healthcare services • Higher vendor markups • Innovative customer acquisition strategy • Tech adoption and growth from existing customers Acquisition Drivers • Analyzed many potential targets for roll - up strategy • Top 10 targets total $432M revenue and 581k lives: Target Est. Revenue ($M) Est. Lives (000s) Target 1 $100 134 Target 2 $80 108 Target 3 $80 108 Target 4 $60 81 . . . . . . . . . Target 10 $12 16 11

CAPITALIZATION Marpai Health (NASDAQ: MRAI) Common Shares Outstanding 20,299,727 Warrants ($5.89 Weighted Average Exercise Price) 1,695,748 Options ($2.55 Weighted Average Exercise Price) 1,472,987 Fully Diluted Shares 23,468,462 Note: Figures as of March 31 , 2022 12

Tech - Driven DISRUPTION with Advanced AI Predict Health States Prevent Costly Claims + Organic + Acquisitions High Margin Claims Costs Highly Efficient Payer INVESTMENT SUMMARY $22+ billion market opportunity addressed with highly differentiated AI products 1 13 Source: 1 Company analysis based on estimated $44 PEPM x 39M employee lives (McLellan Consulting Services)

Seasoned Leadership Team Edmundo Gonzalez CEO Ronnie Brown COO Lutz Finger President, Product and Development Eli David Chief Science Advisor Art Hoath CRO Yoram Bibring CFO Yaron Eitan Chairman Who We Are | 14 Board of Directors Edmundo Gonzalez CEO Damien Lamendola Gonen Antebi Independent Director Mohsen Moazami Independent Director Yaron Eitan Chairman Colleen DiClaudio Independent Director Vincent Kane Independent Director